UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2003

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-692	46-0172280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 South Dakota Avenue Sioux Falls, South Dakota		57104 (Zip Code)
(Address of principal executive offices)

(605) 978-2908
(Registrant’s telephone number, including area code)

Item 7.                                                           Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release of NorthWestern Corporation dated August 14, 2003

* filed herewith

Item 12.                            Results of Operations and Financial Condition.

On August 14, 2003, NorthWestern Corporation (the “Company”) issued a press release discussing results for the second quarter of 2003.  The press release also provided an update on the Company’s previously-announced turnaround plan.  The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

	By:	/s/ Kipp D. Orme
Kipp D. Orme
Vice President and Chief Financial Officer

Date: August 14, 2003

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release of NorthWestern Corporation dated August 14, 2003

* filed herewith